EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this prospectus of our report dated March 14, 1997 incorporated by reference in United Capital Corp.'s Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this prospectus.


Dated: May 30, 1997


                                         ARTHUR ANDERSEN LLP
                                         -------------------
                                         ARTHUR ANDERSEN LLP